SUPPLEMENT DATED JULY 24, 2006 TO THE PROSPECTUS
                                DATED MAY 1, 2006

                               JNL(R) SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

Please insert the following paragraph at the end of the section entitled "REGULATORY AND LITIGATION MATTERS" for the JNL/Alger Growth Fund:

     On June 7, 2006, Alger and its affiliated companies reached an agreement in principle with the staff of the New York Regional Office of the Securities & Exchange Commission ("SEC") and with the staff of the New York State Attorney General's office ("NYAG") resolving all issues with the SEC and the NYAG related to the allegations of mutual fund market timing and late trading that were the subject of the December 2005 Wells Notice. Alger is working with the staff of the SEC and the NYAG to finalize the agreement. The agreement is subject to the approval of the SEC and the NYAG. In the proposed settlement agreement, without admitting or denying liability, Alger will consent to the payment of $30 million dollars to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger has advised the Fund that the proposed settlement payment is not expected to adversely affect the operations of Alger or its affiliates, or adversely affect its ability to continue to provide services to the Fund.


This Supplement is dated July 24, 2006.

(To be used with VC5995 Rev. 07/06, VC3656 Rev. 05/06, VC3657 Rev. 05/06, VC3723
Rev. 05/06,  VC5825 05/06,  NV3174CE Rev. 05/06,  NV3784 Rev. 05/06, VC4224 Rev.
05/06,  NV4224 Rev. 05/06,  VC5526 Rev. 05/06,  NV5526 Rev. 05/06, NV5825 05/06,
FVC4224FT Rev. 05/06,  VC5890 05/06,  VC5884 05/06,  VC5869 05/06, VC5885 05/06,
NV5869 05/06,  NV5890 05/06,  NV5884 05/06,  NV5885 05/06, HR105 Rev. 05/06, and
VC2440 Rev. 05/06.)

                                                                     V6020 7/06